[The American Funds Group(r)]

AMERICAN BALANCED FUND

[watermark:  "INVESTING"]

BALANCED INVESTING: A TIME-TESTED APPROACH

1998 ANNUAL REPORT
For the year ended December 31


[Begin Sidebar]
American Balanced Fund(r) seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constitutes the complete investment program of the prudent investor.

American Balanced Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
[End Sidebar]

[Begin Caption]
On our cover: Rows of tulips are balanced by trees and hills in Skagit Valley, Washington. See the story beginning on page four for a look at balanced investing through the decades.
[End Caption]


AMERICAN BALANCED FUND
RESULTS OVER THE PAST 23 YEARS*


              Value of         Income       Total
              Principal        Return       Return (+)

1976          +20.0%           +6.0%        +26.0%
1977          -4.5             +5.2         +0.7
1978          +0.6             +5.6         +6.2
1979          +1.6             +6.0         +7.6
1980          +7.1             +7.3         +14.4
1981          -3.5             +7.9         +4.4
1982          +20.8            +8.6         +29.4
1983          +8.4             +7.7         +16.1
1984          +2.2             +7.2         +9.4
1985          +22.3            +6.8         +29.1
1986          +10.9            +6.0         +16.9
1987          -2.4             +6.4         +4.0
1988          +6.6             +6.3         +12.9
1989          +15.0            +6.5         +21.5
1990          -7.3             +5.7         -1.6
1991          +18.6            +6.1         +24.7
1992          +4.4             +5.1         +9.5
1993          +6.3             +5.0         +11.3
1994          -4.2             +4.5         +0.3
1995          +22.4            +4.7         +27.1
1996          +9.2             +4.0         +13.2
1997          +17.1            +3.9         +21.0
1998          +7.5             +3.6         +11.1

Average annual compound rate of return for 23 full calendar years:  +13.3%

*Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

(+)Total return measures capital appreciation and income return, which includes reinvestment of dividends and capital gain distributions.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 3.11%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW SHAREHOLDERS:

The year just ended produced solid returns for shareholders of American Balanced Fund as the stock market registered large gains and the bond market enjoyed another good year.

American Balanced Fund earned a total return of 11.1% in 1998. The fund's results assume reinvestment of income dividends totaling 56 cents a share and $1.05 in capital gain distributions. This was the 22nd year of positive total returns in the 23 full calendar years since Capital Research and Management Company became the fund's investment adviser in July 1975.

For the year, the Lipper Balanced Funds Index had a total return of 15.1%, surpassing your fund's return for the first time in five years. Stocks, as measured by Standard & Poor's 500 Composite Index, gained 28.5%, and U.S. investment-grade bonds produced an 8.7% return, as measured by the Lehman Brothers Aggregate Bond Index. These indexes are unmanaged. This was the fourth consecutive year in which the S&P 500 earned a total return above 20%, an unprecedented occurrence in the U.S. equities market.

The stock market's upward run has been fueled recently by the gains of a small number of large-company stocks. Because the S&P 500 is weighted by size, large companies have a disproportionate impact on the index's results. In 1998, the stocks of just 15 companies accounted for more than half of the S&P 500's total return. The price of the median stock in the S&P 500 rose only 4.6%, more than 22 percentage points behind the index. The lack of breadth in the market was further illustrated by the fact that the prices of 209 of the 500 stocks in the index actually fell in 1998.

Stocks began the year strongly, and by mid-July the S&P 500 had risen 22.3%. Between July 17 and August 31, however, the index lost 19.3% before recovering to post strong gains late in the year. While volatility in the stock market is not unusual, the extent of the decline in such a short time and its rapid recovery were surprising. Between the market's bottom and the end of the year, the S&P 500 gained 28.4%.

Market slumps and periods of turbulence can create opportunities. In late summer, American Balanced Fund's managers took advantage of the lower prices to commit a portion of the fund's cash reserves to stocks. Many of the equities purchased had risen considerably by the end of the year.


[Begin Sidebar]
How American Balanced Fund has fared with Capital Research and Management Company as investment adviser.
Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                     Cumulative                    Average Annual
For the period                       Total Return                  Compound Return
7/26/75-12/31/98

AMERICAN BALANCED FUND               +1,776.9%                     +13.3%
Standard & Poor's 500 Stock          +3,188.9                      +16.1
Composite Index
Lehman Brothers Aggregate            +787.6                        +9.8
Bond Index*
Consumer Price Index                 +202.4                        +4.8

Figures are based on the assumption that all distributions were reinvested.

*The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975, and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975, index value. All indexes are unmanaged. [End Sidebar]


Merger activity had a positive impact on the fund's results. American Stores, the fund's second-largest holding, is being acquired by its grocery store competitor, Albertson's, and rose 80% during the year. Other fund holdings, notably Chrysler, Wells Fargo, Amoco and Ameritech, were acquired or are in the process of merging, and their prices have risen substantially.

Firms in a variety of other areas also made significant contributions. Nokia, the Finnish telecommunications company, rose 244%. Most pharmaceutical stocks were strong, led by Warner-Lambert, up 82%. We took some profits in our pharmaceutical holdings during the year, believing that the stocks had become expensive.

The most negative impact on the portfolio came from our exposure to the oil industry. The collapse in oil prices put considerable pressure on those stocks, which accounted for 5% of the portfolio at the end of the year. Sectors of the basic materials group such as forest products and paper, chemicals and metals were also weak. Nevertheless, we believe these investments will prove rewarding in the long term.

This was another good year for high-quality bonds, which added value and stability to the portfolio of American Balanced Fund. Inflation remained low and interest rates ended the year lower, helping boost bond prices. Amid concerns about a global economic slump and slower growth in the United States, the Federal Reserve Board cut the federal funds rate (the rate banks charge each other for overnight deposits) three times during 1998.

U.S. Treasury bonds were the primary beneficiaries of the lower rates and a "flight to quality" as overseas investors became worried about economic turmoil in Asia and Russia. Prices of U.S. Treasury securities and high-quality corporate bonds increased in late summer and early fall, when the flight to quality was at its peak and interest rates hit their lowest levels of the year. American Balanced Fund, which only invests in investment-grade securities, benefited from the rally.

It is American Balanced Fund's policy to always have between 50% and 75% of its portfolio invested in equities. This percentage will vary based on our judgment of the relative attractiveness of common stocks and bonds. At fiscal year-end, we had 59% of net assets in equities, 31% in bonds and 10% in cash and equivalents.

The number of shareholder accounts grew by 13% in 1998. We want to welcome our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/Walter P. Stern       /s/Robert G. O'Donnell
Walter P. Stern          Robert G. O'Donnell
Chairman of the Board    President

February 12, 1999


[Begin Sidebar]
FOLLOWING THE COURSE OF AN INVESTMENT IN AMERICAN BALANCED FUND

This chart shows how a $10,000 investment in American Balanced Fund grew between July 26, 1975 - when Capital Research and Management Company became the fund's investment adviser - and December 31, 1998.

As you can see, the $10,000 grew to $176,846 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the stock index and bond index, both unmanaged, tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since December 31, 1988. At that time, according to the table, the value of the investment illustrated here was $50,123. Since then it has more than tripled to $176,846.
[End Sidebar]

How a $10,000 Investment Has Grown

Average Annual Compound Returns* (for periods ended December 31, 1998)

Ten Years:     +12.77%
Five Years:    +12.84%
One Year:      + 4.72%

*Assumes reinvestment of all distributions and payment of the current 5.75% maximum sales charge at the beginning of the stated periods.

$328,892
S&P 500
with dividends
reinvested

$176,846(1,2)
American
Balanced Fund
with dividends
reinvested

$88,756(3)
Lehman
Brothers
Aggregate
Bond Index

$10,000
original
investment(1)
[chart]

Year Ended Dec. 31            1975#        1976        1977       1978        1979         1980        1981       1982

TOTAL VALUE

Dividends Reinvested          $305         594         656        709         801          1,050       1,303      1,474

Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498      17,224     22,280

AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4        4.4        29.4



Year Ended Dec. 31            1983         1984        1985       1986        1987         1988        1989       1990

TOTAL VALUE

Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780       3,284      3,457

Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123      60,915     59,959

AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9        21.5       (1.6)



Year Ended Dec. 31            1991         1992        1993       1994        1995         1996        1997       1998

TOTAL VALUE

Dividends Reinvested          3,684        3,816       4,072      4,131       4,335        4,684       5,167      5,781

Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179      131,475     159,131    176,846

AMBAL Total Return            24.7         9.5         11.3       0.3         27.1         13.2        21.0       11.1


-----

Year Ended                   7/26/75      1975         1976          1977        1978         1979          1980

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            9,425        9,948        12,533        12,620      13,404       14,427        16,498

S&P 500 with

dividends reinvested         10,000       10,317       12,773        11,855      12,629       14,958        19,812

Lehman Brothers

Aggregate Bond Index/3/      10,000       10,558       12,205        12,576      12,751       12,997        13,348



Year Ended                   1981         1982         1983          1984        1985         1986          1987

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            17,224       22,280       25,869        28,291      36,527       42,690        44,406

S&P 500 with

dividends reinvested         18,845       22,897       28,039        29,783      39,207       46,506        48,915

Lehman Brothers

Aggregate Bond Index/3/      14,182       18,809       20,381        23,468      28,655       33,031        33,940



Year Ended                   1988         1989         1990          1991        1992         1993          1994

December 31

American Balanced Fund

with Dividends

Reinvested/1//2/             50,123       60,915       59,959        74,765      81,853       91,080        91,386

S&P 500 with

dividends reinvested         56,984       74,985       72,650        94,689      101,892      112,116       113,638

Lehman Brothers

Aggregate Bond Index/3/      36,616       41,937       45,694        53,006      56,930       62,480        60,658



Year Ended                   1995         1996         1997          1998

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            116,179      131,475      159,131       176,846

S&P 500 with

dividends reinvested         156,189      191,955      255,906       328,892

Lehman Brothers

Aggregate Bond Index/3/      71,864       74,473       81,663        88,756


[end chart]
Average annual compound return for 23-1/2 years: 13.0%/1/

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $62,483 and reinvested capital gain distributions of $58,400.

/3/The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975, and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975, index value.

/#/For the period July 26, 1975 (when Capital Research and Management Company became investment adviser), through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.


[Begin Sidebar]

[watermark: "Balanced"]
BALANCED INVESTING: A TIME-TESTED APPROACH

[black and white photo: office workers]

1930
The decade of the 1930s was a time of great volatility in the stock market. As equity prices rose and fell, the benefits of balancing a portfolio of equities with bonds became apparent. Stocks lost 1% in the decade while bonds* gained 96%. In 1932, the predecessor of American Balanced Fund, the Commonwealth Investment Company, was established.

*The results of long-term corporate bonds are calculated by Ibbotson
Associates.

[black and white photo: woman working in airplane manufacturing plant]

1940
In the 1940s America fought in World War II, and women went to work in factories. After the war, millions of soldiers went to college on the GI Bill, and the first baby boomers were born. The stock market, as measured by the S&P 500, had a total return of 140%, and bonds had a 31% total return.

[black and white photo: men looking at stock ticker tape]

1950
Many people think of the 1950s as a dull era, but it was anything but that in the nation's financial markets, which saw one of the longest bull markets in history. The S&P 500 had a total return of 487% for the decade, and bonds produced a total return of 11%.
[End Sidebar]

We will soon enter a new century and a new millennium, an event that most investors expect will mark a time of great change and opportunity. Industries not yet imagined will generate wealth for stockholders and lenders alike. At the same time, many old industries will continue to thrive while others will fade away.

As we stand on the verge of this new millennium, it is interesting to note that the process of searching for investment opportunity has changed little since the predecessors of today's mutual funds were formed in Scotland in the 1870s. Today, the search for good investment opportunities begins with research, just as it did more than 100 years ago. Successful long-term investing also means paying attention to risk and, at times, going against the trend to find securities that offer the best potential for long-term reward.

In the next few pages we'll look at the development of the first balanced fund and discuss the fundamentals of successful long-term investing.

FROM BONDS TO STOCKS TO BALANCE

The investors who launched the forerunner of the first mutual fund, The Scottish American Investment Trust, saw opportunity in bonds that had been issued by exciting new companies in an emerging market -American railroads such as the Atchison, Topeka and Santa Fe. By 1924, when the first open-ended U.S. mutual funds were established, the focus had shifted from bonds to equities. The unmanaged Standard & Poor's 500 Composite Index had a total return of 37.5% in 1927 and 43.6% in 1928.

The bull market ended abruptly when the market collapsed in October 1929. From the high in September 1929 to the end of the 1930s, the S&P 500 had a negative 31.5% total return while long-term corporate bonds returned 101.3%. Most people know of the stock market crash in 1929, but few may realize that the market recovered most of its losses in the spring of 1930 before entering a period of wide price swings. For example, in 1936 the S&P 500 rose 33.9%; it then dropped 35.0% the following year before rising 31.1% in 1938.

During those turbulent years, high-quality bonds provided steady returns, and funds that balanced stock holdings with bonds and cash were less volatile and had higher returns than funds holding only stocks.

Interestingly, just one year before the market's collapse, Walter Morgan, a young investment manager, established the first U.S. balanced fund, dubbed the Industrial and Power Securities Company, which later became Vanguard Wellington Fund.

"I thought it would be better to have a balanced fund that held common and preferred stocks as well as high-quality corporate and government bonds. By holding fixed-income instruments, you reduced your risk in the event the stock market went down," Morgan said. At the time, Morgan's idea of adding bonds to an equity portfolio for balanced investing was unconventional, but it didn't take long for others to see the wisdom of a balanced approach. After Industrial and Power Securities Company was introduced, others followed. Just four years later, in 1932, the Commonwealth Investment Company, the predecessor of American Balanced Fund, was founded, making it the oldest of the 28 funds in the American Funds family.

[Begin Sidebar]
[WATERMARK: "TODAY"]

TODAY, THE SEARCH FOR GOOD INVESTMENT OPPORTUNITIES BEGINS WITH RESEARCH, JUST AS IT DID MORE THAN 100 YEARS AGO.
[End Sidebar]


[Begin Sidebar]
[WATERMARK: "BASICS"]

THE BASICS OF WHAT DRIVES STOCK PRICES HAVEN'T CHANGED. A STOCK'S PRICE ULTIMATELY WILL RISE IF THE COMPANY IS INCREASING ITS SALES, PROFITS AND DIVIDENDS.
[End Sidebar]


A RECENT REMINDER OF THE FUNDAMENTALS

Investors don't have to look all the way back to the 1930s to find evidence of the value of balanced investing and the benefits of diversification during a turbulent stock market. Last summer, the S&P 500 lost 19.3% in just six weeks while high-quality bonds registered gains. During the stock market's decline, American Balanced Fund's diversified portfolio of high-quality stocks and bonds helped it do considerably better; it lost only 9.1%.

Seasoned investors know that despite the long upward run in equities during the 1990s, setbacks are as much a part of a natural market cycle as gains. This past summer's divergence between the stock and bond markets was a timely reminder of the value of diversification among asset classes - the fundamental reason for balanced investing, says Robert O'Donnell, a portfolio counselor for and president of American Balanced Fund.

"In the last several years a lot of people have assumed that stocks and bonds always move together. But this past August, when stocks fell and high-quality bonds rose, demonstrated that's not the case," O'Donnell says.

Over the long term, stocks have outpaced bonds. During the past 70 years, the S&P 500 has averaged a 10.5% annual return with dividends reinvested. Long-term corporate bonds have produced a 5.8% annual return. There have been long stretches, however, when bonds have done better than stocks.

Stock prices have also fluctuated more widely than bond prices. During 16 of the past 70 years, the S&P 500 had a total return above 30%, and twice the return was above 50%. Long-term bonds, on the other hand, have had a total return above 30% only twice. But stocks have lost as much as 43% of their value in a single year, while the worst year for bonds was an 8% loss.


THE FUNDAMENTALS REMAIN THE SAME

Some investors look to the future with great optimism, believing that technological advances in the investment industry, such as instantaneous global trading and a seemingly endless stream of information, will make successful investing much easier in the next century. But experienced professionals say the fundamentals of sound investing have changed little in the past 100 years and probably won't change much in the next 100 years. Successful investors still rely on firsthand research to find good companies at reasonable prices and invest for the long term.

"The things that have changed recently are interesting but not of enduring significance," O'Donnell says. "Being able to make a trade instantly on a computer is technologically important, but it doesn't change the essence of investing. The basics of what drives stock prices haven't changed. A stock's price ultimately will rise if the company is increasing its sales, profits and dividends," he says.

[Begin Sidebar]
[WATERMARK: "REWARDS"]

BALANCED INVESTING HAS REWARDED INVESTORS THROUGH THE DECADES
[BLACK AND WHITE PHOTO: AUTOMOBILES]

1960
During the 1960s world trade more than doubled as global exports and imports surged. The S&P 500 had a total return of 112%, and bonds gained 18%.

[BLACK AND WHITE PHOTO: "PUMPS CLOSED" SIGN]

1970
Oil embargoes, gas lines and stagflation were the economic hallmarks of the 1970s. Bonds had a total return of 83%, outpacing the S&P 500's total return of 77% for the decade. In 1975, Capital Research and Management Company assumed management of American Balanced Fund.

[black and white photo: chaotic scene on stock exchange floor]

1980
The 1980s was a good time in the world's financial markets. Although the U.S. stock market cracked in October 1987, it recovered quickly and began a long upward run. The S&P 500 had a total return of 404%, and bonds had a return of 240%.

[black and white photo: person working on laptop computer]

1990
The current decade began with a short-lived bear market but quickly turned into one of history's best decades for investors. The number of Americans investing in the stock market grew rapidly. From the beginning of the decade to the end of 1998, stocks gained 340% and bonds rose 141%.
[End Sidebar]

Bond prices, too, are determined the same way they have been for generations: primarily by interest rates, inflation rates, the credit standing of the issuer and the supply and demand in the market.

A prudent investor should hold bonds in a diversified portfolio, notes Abner Goldstine, a fixed-income portfolio counselor for American Balanced Fund with more than 46 years' experience.

"With bonds you're not dependent on changes in the principal value to increase your net worth, and bonds provide relatively steady and generous income for spending," notes Goldstine.


THE VALUE OF A DISCIPLINED APPROACH

American Balanced Fund's blend of stocks, bonds and cash has been an important element of the fund's long-term success, and this blend is a key reason the fund hasn't been as volatile as funds dedicated to a single type of security. In keeping with its balanced approach, the fund's equity position will not exceed 75% of its assets nor fall below 50%. The fund's investment professionals adjust the allocation within this range based on their judgments of the relative values in the market.

Maintaining the fund's balance requires a disciplined approach to investing. Thus, if stock prices surge and the fund's equity holdings approach 75% of assets, the managers must sell equities to maintain the fund's proper balance. Likewise, in a bear market, if the value of the portfolio's stocks drops near 50% of the fund's assets, the fund has to invest more in equities. This disciplined approach requires the fund's managers to go against extremes in market sentiment. After the stock market fell sharply last summer and sentiment turned negative, the fund aggressively bought equities.

"Sometimes both stocks and bonds seem high," notes Victor Parachini, a portfolio counselor with more than 36 years' experience. "In those cases I look for the least risky securities or diversify into cash equivalents. I also look closely at lower valued securities and try to make a judgment about their future."

Making a judgment about the future of a company is never easy. Before investing in the stocks or bonds of a company, American Balanced Fund's investment professionals thoroughly research the firm. They talk to senior management and interview suppliers, competitors and industry officials.

The reliance on firsthand research has changed little since the pioneering Scottish investors considered U.S. railroad bonds in the 1870s. The first thing they did was send a representative to get a look at America's rebuilding efforts after the Civil War and make a judgment about the companies issuing the bonds and the risks they faced.

As we approach the 21st century, an era of accelerating change, it's reassuring to know that in the long run the basics of good investing haven't changed, and the strengths of balanced investing, proven in many different market environments over the past 70 years, don't go out of style.



AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO   DECEMBER 31, 1998
                                                                                   Percent of
Ten Largest Equity Holdings                                                        Net Assets
--------------------------------------------                                        ---------

Hewlett-Packard                                                                          1.92%
American Stores                                                                           1.26
York International                                                                        1.18
Ameritech                                                                                 1.13
Phillips Petroleum                                                                        1.05
Genuine Parts                                                                             1.02
Eaton                                                                                     1.02
Philip Morris                                                                             1.00
Amoco                                                                                      .98
IBM                                                                                        .94

[begin pie chart]
Investment Mix by Security Type
--------------------------------------------

Common Stocks                                                                              58%
Convertible Debentures and Preferred Stock                                                  1%
Corporate Bonds                                                                            13%
Government Bonds                                                                           18%
Short-Term Securities & Cash Equivalents                                                   10%
[end pie chart]
                                                                                                Market   Percent
                                                                                    Number of    Value     of Net
Common Stocks                                                                          Shares    (000)     Assets
--------------------------------------------                                        --------- --------- ---------

ENERGY
Energy Sources - 5.05%
Amoco Corp.                                                                            950,000   57,356        .98
Ashland Inc.                                                                           450,000   21,769        .37
Atlantic Richfield Co.                                                                 300,000   19,575        .33
Kerr-McGee Corp.                                                                       500,000   19,125        .33
Murphy Oil Corp.                                                                     1,067,400   44,030        .75
Phillips Petroleum Co.                                                               1,450,000   61,806       1.05
Ultramar Diamond Shamrock Corp.                                                      1,800,000   43,650        .74
Valero Energy Corp.                                                                  1,400,000   29,750        .50

Utilities:  Electric & Gas - 2.54%
Baltimore Gas and Electric Co.                                                       1,200,000   37,050        .63
Central and South West Corp.                                                         1,600,000   43,900        .75
Duke Energy Corp.                                                                      550,000   35,235        .60
FPL Group, Inc.                                                                        400,000   24,650        .42
Scottish and Southern Energy PLC (formerly Southern Electric PLC)                      750,000    8,485        .14
                                                                                              --------- ---------
                                                                                                446,381       7.59
                                                                                              --------- ---------
MATERIALS
Chemicals - 4.37%
Air Products and Chemicals, Inc.                                                       700,000   28,000        .48
Dow Chemical Co.                                                                       250,000   22,734        .39
E.I. du Pont de Nemours and Co.                                                        100,000    5,306        .09
Mallinckrodt Inc.                                                                    1,150,000   35,434        .60
Millennium Chemicals Inc.                                                            1,700,000   33,788        .57
Monsanto Co.                                                                           900,000   42,750        .73
Morton International, Inc.                                                           2,100,000   51,450        .87
Praxair, Inc.                                                                          600,000   21,150        .36
Witco Corp.                                                                          1,050,000   16,734        .28

Forest Products & Paper - 3.80%
Georgia-Pacific Corp., Georgia-Pacific Group                                           650,000   38,066        .65
Georgia-Pacific Corp., Timber Group                                                    700,000   16,669        .28
International Paper Co.                                                                650,000   29,128        .50
Louisiana-Pacific Corp.                                                              1,086,000   19,887        .34
Sonoco Products Co.                                                                  1,000,000   29,625        .50
Union Camp Corp.                                                                       650,000   43,875        .75
Weyerhaeuser Co.                                                                       900,000   45,731        .78

Metals:  Nonferrous - 0.76%
Aluminum Co. of America                                                                600,000   44,738        .76

Metals:  Steel - 0.31%
Allegheny Teledyne Inc.                                                                900,000   18,394        .31

Miscellaneous Materials & Commodities - 0.31%
Crown Cork & Seal Co., Inc.                                                            600,000   18,488        .31
                                                                                              --------- ---------
                                                                                                561,947       9.55
                                                                                              --------- ---------
CAPITAL EQUIPMENT
Aerospace & Military Technology - 0.67%
Boeing Co.                                                                             450,000   14,681        .25
United Technologies Corp.                                                              226,700   24,654        .42

Data Processing & Reproduction - 2.86%
Hewlett-Packard Co.                                                                  1,650,000  112,716       1.92
International Business Machines Corp.                                                  300,000   55,425        .94

Electrical & Electronic - 1.79%
Nokia Corp., Class A (ADR)                                                             300,000   36,131        .61
York International Corp.                                                             1,700,000   69,381       1.18

Electronic Components - 1.16%
AMP Inc.                                                                               697,800   36,329        .62
Corning Inc.                                                                           700,000   31,500        .54

Energy Equipment - 0.94%
Schlumberger Ltd.                                                                    1,200,000   55,350        .94

Industrial Components - 2.39%
Dana Corp.                                                                             500,000   20,438        .35
Eaton Corp.                                                                            850,000   60,084       1.02
Genuine Parts Co.                                                                    1,800,000   60,188       1.02

Machinery & Engineering - 1.25%
Caterpillar Inc.                                                                       700,000   32,200        .55
Deere & Co.                                                                          1,250,000   41,406        .70
                                                                                              --------- ---------
                                                                                                650,483      11.06
                                                                                              --------- ---------
CONSUMER GOODS
Automobiles - 1.15%
DaimlerChrysler AG (New York Registered Shares) (formerly Chrysler Corp.) (1)          280,575   26,953        .46
Nissan Motor Co., Ltd.                                                               6,000,000   18,270        .31
Suzuki Motor Corp.                                                                   1,900,000   22,406        .38

Beverages & Tobacco - 3.82%
Anheuser-Busch Companies, Inc.                                                         600,000   39,375        .67
Imperial Tobacco Ltd.                                                                3,500,000   36,576        .62
Philip Morris Companies Inc.                                                         1,100,000   58,850       1.00
RJR Nabisco Holdings Corp.                                                           1,500,000   44,531        .76
UST Inc.                                                                             1,295,000   45,163        .77

Food & Household Products - 0.95%
General Mills, Inc.                                                                    500,000   38,875        .66
Sara Lee Corp.                                                                         600,000   16,913        .29

Health & Personal Care - 2.20%
Astra AB, Class A (ADR)                                                              2,000,000   41,375        .70
Eli Lilly and Co.                                                                      200,000   17,775        .30
Pfizer Inc                                                                             200,000   25,088        .43
Warner-Lambert Co.                                                                     600,000   45,112        .77

Recreation & Other Consumer Products- 0.53%
Pennzoil-Quaker State Co. (formerly Pennzoil Co.) (1)                                1,055,527   15,635        .27
Stanley Works                                                                          550,000   15,263        .26

Textiles & Apparel - 0.58%
NIKE, Inc., Class B                                                                    850,000   34,478        .58
                                                                                              --------- ---------
                                                                                                542,638       9.23
                                                                                              --------- ---------
SERVICES
Broadcasting & Publishing - 0.89%
Gannett Co., Inc.                                                                      787,900   52,149        .89

Business & Public Services - 2.32%
Browning-Ferris Industries, Inc.                                                       700,000   19,906        .34
Electronic Data Systems Corp.                                                          900,000   45,225        .77
First Data Corp.                                                                       700,000   22,181        .38
IKON Office Solutions, Inc.                                                          3,200,000   27,400        .46
Waste Management, Inc.                                                                 475,000   22,147        .37

Merchandising - 3.41%
American Stores Co.                                                                  2,000,000   73,875       1.26
Circuit City Stores, Inc. - Circuit City Group                                         647,000   32,310        .55
J.C. Penney Co., Inc.                                                                  850,000   39,844        .68
May Department Stores Co.                                                              900,000   54,337        .92

Telecommunications - 2.83%
Ameritech Corp.                                                                      1,050,000   66,544       1.13
AT&T Corp.                                                                             400,000   30,100        .51
GTE Corp.                                                                              750,000   50,578        .86
U S WEST, Inc.                                                                         300,000   19,387        .33

Transportation:  Rail & Road - 0.92%
Norfolk Southern Corp.                                                               1,700,000   53,869        .92
                                                                                              --------- ---------
                                                                                                609,852      10.37
                                                                                              --------- ---------
FINANCE
Banking - 2.46%
BankAmerica Corp.                                                                      890,000   53,511        .91
Bank of Tokyo-Mitsubishi, Ltd. (ADR)                                                 1,300,000   13,650        .23
First Virginia Banks, Inc.                                                             480,450   22,581        .38
Fleet Financial Group, Inc.                                                            650,000   29,047        .49
Sakura Bank, Ltd.                                                                    3,000,000    6,838        .12
Washington Mutual, Inc.                                                                500,000   19,094        .33

Financial Services - 0.91%
Household International, Inc.                                                        1,350,000   53,494        .91

Insurance - 3.61%
Aetna Inc.                                                                             450,000   35,381        .60
Allstate Corp.                                                                         700,000   27,037        .46
American General Corp.                                                                 650,000   50,700        .86
Lincoln National Corp.                                                                 300,000   24,544        .42
Royal & Sun Alliance Insurance Group PLC                                             2,800,000   22,480        .38
St. Paul Companies, Inc.                                                             1,500,000   52,125        .89

Real Estate - 1.38%
Apartment Investment and Management Co., Class A                                       550,000   20,453        .35
Equity Residential Properties Trust                                                    600,000   24,263        .41
Spieker Properties, Inc.                                                             1,050,000   36,356        .62
                                                                                              --------- ---------
                                                                                                491,554       8.36
                                                                                              --------- ---------
MISCELLANEOUS
Miscellaneous - 1.69%
Other common stocks in initial period of acquisition                                             99,737       1.69
                                                                                              --------- ---------
Total Common Stocks                                                                           3,402,592      57.85
                                                                                              --------- ---------
                                                                                    Shares or
                                                                                    Principal
Convertible Securities and Preferred Stock                                             Amount
--------------------------------------------                                        ---------

SERVICES
Transportation: Rail & Road - 0.02%
Union Pacific Capital Trust TIDES 6.25% convertible preferred (2)                       30,000    1,373        .02
                                                                                              --------- ---------

FINANCE
Banking - 0.13%
NB Capital Corp. 8.35% exchangeable depositary shares                                  300,000    7,800        .13

Financial Services - 0.93%
Bell Atlantic Financial Services, Inc. 5.75% convertible debentures 2003 (2)       $10,000,000   10,325        .18
Bell Atlantic Financial Services, Inc., 4.25% convertible debentures 2005          $8,000,000     8,200        .14
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (2)                  14,000,000   13,444        .23
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (2)                 6,500,000    4,649        .08
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (2)           3,150,000    2,763        .05
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (2)        17,425,000   14,811        .25

Real Estate - 0.21%
Prologis Trust (formerly Security Capital Industrial                                   500,000   12,313        .21
Trust), Series D, 7.92% preferred
                                                                                              --------- ---------
                                                                                                 74,305       1.27
                                                                                              --------- ---------


MISCELLANEOUS
Multi-Industry - 0.11%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                                 370,000    6,660        .11
perpetual capital securities (2)
                                                                                              --------- ---------

Miscellaneous - 0.14%
Other convertible securities and preferred stock in initial                                       8,364        .14
period of acquisition
                                                                                              --------- ---------
Total Convertible Securities and Preferred Stock                                                 90,702       1.54
                                                                                              --------- ---------
Total Equity Securities                                                                       3,493,294      59.39
                                                                                              --------- ---------
                                                                                    Principal
                                                                                       Amount
Bonds and Notes                                                                         (000)
--------------------------------------------                                        ---------

Industrials - 3.89%
Cendant Corp. 7.75% 2003                                                                 6,000    6,064        .10
Columbia/HCA Healthcare Corp. 7.15% 2004                                                 4,000    3,900        .07
Comcast Cable Communications, Inc. 8.375% 2007                                           5,250    6,091        .10
Deere & Co. 8.95% 2019                                                                   7,330    9,033        .15
Fort James Corp. 6.625% 2004                                                            10,000   10,184        .17
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                                           4,000    2,540
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                          12,500    8,125        .18
Hearst-Argyle Television, Inc. 7.00% 2018                                                7,500    7,467        .13
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (2)                          10,000    9,186        .16
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                     11,025    8,158        .14
Inco Ltd. 9.875% 2019                                                                    4,200    4,392
Inco Ltd. 9.60% 2022                                                                     5,000    5,579        .16
Joseph E. Seagram & Sons, Inc. 6.625% 2005                                               3,500    3,480
Joseph E. Seagram & Sons, Inc. 6.80% 2008                                                2,500    2,491
Joseph E. Seagram & Sons, Inc. 7.50% 2018                                                3,500    3,521        .16
May Department Stores Co. 9.875% 2021                                                    6,500    7,308        .12
News America Holdings Inc. 10.125% 2012                                                  2,000    2,325
News America Holdings Inc. 7.43% 2026                                                   10,000   10,406        .22
OXYMAR 7.50% 2016 (2)                                                                    6,000    5,713        .10
Pan Pacific Industrial Investments PLC 0% 2007 (2)                                      25,000    9,850        .17
PDVSA Finance Ltd. 7.40% 2016 (2)                                                       12,000   10,113        .17
Philip Morris Companies Inc. 7.50% 2004                                                 15,000   16,208        .28
Philips Electronics NV 7.20% 2026                                                        7,500    8,031        .14
Pioneer Natural Resources Co. 7.20% 2028                                                 5,000    3,483        .06
Reliance Industries Ltd. 10.50% 2046                                                     1,500    1,185
Reliance Industries Ltd., Series B, 10.25% 2097                                          5,000    3,750        .08
Royal Caribbean Cruises Ltd. 7.00% 2007                                                 17,000   17,024        .29
Samsung Electronics Co., Ltd. 7.45% 2002 (2)                                             2,000    1,780        .03
Scotia Pacific Co. LLC, Timber Collateralized Notes,                                     6,750    6,626
Class A-1, 6.55% 2028 (2)
Scotia Pacific Co. LLC, Timber Collateralized Notes,                                     3,750    3,333        .17
Class A-3, 7.71% 2028 (2)
TCI Communications, Inc. 8.75% 2015                                                      4,000    4,969
Tele-Communications, Inc. 8.75% 2023                                                     3,000    3,345        .14
Time Warner Inc. 9.125% 2013                                                             3,000    3,798
Time Warner Inc. 7.25% 2017                                                              5,000    5,436
Time Warner Inc. 6.85% 2026                                                              4,825    4,981        .23
Wharf International Finance Ltd., Series A, 7.625% 2007                                 11,500    9,226        .17
                                                                                              --------- ---------
                                                                                                229,101       3.89
                                                                                              --------- ---------
Electrical Utilities - 0.56%
Commonwealth Edison Co. 9.875% 2020                                                     11,000   13,205        .23
Israel Electric Corp. Ltd. 7.125% 2005 (2)                                               7,500    7,538
Israel Electric Corp. Ltd. 7.75% 2027 (2)                                                7,500    7,265        .25
Transener SA 9.25% 2008 (2)                                                              3,050    2,653        .05
United Utilities 6.875% 2028                                                             2,000    1,971        .03
                                                                                              --------- ---------
                                                                                                 32,632        .56
                                                                                              --------- ---------

Gas Utilities - 0.04%
Energen Corp., Series B, 7.125% 2028                                                     2,500    2,479        .04
                                                                                              --------- ---------
Telephone - 0.34%
Cable & Wireless Communications PLC 6.625% 2005                                          7,000    7,056
Cable & Wireless Communications PLC 6.75% 2008                                           5,000    5,086        .21
Sprint Capital Corp. 6.875% 2028                                                         2,500    2,628        .04
U S WEST Capital Funding, Inc. 6.50% 2018                                                5,000    5,117        .09
                                                                                              --------- ---------
                                                                                                 19,887        .34
                                                                                              --------- ---------
Transportation - 1.31%
Airplanes Pass Through Trust, pass-through certificates,                                 7,351    7,544        .13
Series 1, Class C, 8.15%  2019 (3)
Canadian National Railway Co. 6.45% 2036 (4)                                             2,000    2,057        .03
Continental Airlines, Inc., pass-through certificates,                                   3,000    3,018
Series 1998-3, Class C-2, 7.25% 2005 (3)
Continental Airlines, Inc., pass-through certificates,                                   5,000    5,033
Series 1998-3, Class A-2, 6.32% 2008 (3)
Continental Airlines, Inc., pass-through certificates,                                   1,898    2,087
Series 1996-2B, 8.56% 2014 (3)
Continental Airlines, Inc., pass-through certificates,                                   9,541    9,821
Series 1996-A, 6.94% 2015 (3)
Continental Airlines, Inc., pass-through certificates,                                   2,500    2,510        .38
Series 1997-4A, 6.90% 2018 (3)
Delta Air Lines, Inc., pass-through certificates,                                        1,500    1,662
Series 1992-A2, 9.20% 2014 (3)
Delta Air Lines, Inc., pass-through certificates,                                        5,000    6,320        .14
Series 1993-A2, 10.50% 2016 (3)
Jet Equipment Trust, Series 1995-B, Class B, 7.83% 2015 (2)                              7,394    7,794
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015 (2)                              4,619    5,157        .22
United Air Lines, Inc. 10.67% 2004                                                       5,000    5,916
United Air Lines, Inc., pass-through certificates,                                       5,965    6,677
Series 1995-A1, 9.02% 2012 (3)
United Air Lines, Inc., pass-through certificates,                                       4,000    4,525        .29
Series 1995-A2, 9.56% 2018 (3)
USAir, Inc., Class A, 6.76% 2009                                                         6,967    6,898        .12
                                                                                              --------- ---------
                                                                                                 77,019       1.31
                                                                                              --------- ---------
Financial - 2.46%
Abbey National PLC 6.70% (undated)                                                       5,000    4,908        .08
Ahmanson Capital Trust I Capital Securities, Series A, 8.36% 2026 (2)                    4,000    4,480        .08
AT&T Capital Corp. 6.60% 2005                                                           10,000    9,581        .16
Bankers Trust New York Corp. 8.25% 2005                                                  5,000    5,521
Bankers Trust New York Corp. 6.70% 2007                                                  4,000    4,133        .16
Bank of Nova Scotia 5.813% Eurodollar Note (undated) (4)                                 4,000    3,080        .05
Bank of Scotland 7.00% 2049                                                              4,225    4,217        .07
Barnett Capital I 8.06% 2026                                                             4,000    4,494        .08
BHP Finance Ltd. 8.50% 2012                                                              2,500    2,801        .05
Canadian Imperial Bank of Commerce 5.813% Eurodollar Note (undated) (4)                  1,600    1,228        .02
Capital One Bank 6.375% 2003                                                             6,000    5,880
Capital One Bank 7.15% 2006                                                             10,000   10,052        .27
Chase Capital I, Capital Securities, Series A, 7.67% 2026                                2,500    2,690
Chase Capital II, Global Floating Rate Capital Securities,                               3,950    3,734        .11
Series B, 5.719% 2027 (4)
Den Norske CreditBank 5.50% (undated) (4)                                                3,000    2,130        .04
First Union Corp. 6.82%/7.57% 2026 (5)                                                   4,500    4,985        .08
Fleet Capital Trust 6.226% 2028 (4)                                                      3,500    3,465        .06
Fuji International Finance (Bermuda) Trust, Fuji Bank, Ltd.                              8,000    5,280        .09
 7.30% Eurodollar Note (undated) (4)
Household Finance Corp. 6.40% 2008                                                       7,000    7,228        .12
HSBC America 7.808% 2026 (2)                                                             2,500    2,395        .04
Lindsey Morden Group Inc., Series B, 7.00% 2008                                          8,000    5,138        .09
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                       11,600   11,901        .20
Midland Bank 5.375% Eurodollar Note (undated) (4)                                        4,000    3,078        .05
National Westminster Bank PLC 7.75% (undated)                                           10,000   10,551        .18
Newcourt Credit Group Inc., Series A, 7.125% 2003 (2)                                    2,500    2,488        .04
Riggs National Corp. 8.875% 2027 (2)                                                     2,000    2,104        .04
Spintab AB 7.50% (undated) (2) (4)                                                       1,600    1,622        .03
Washington Mutual Capital I Subordinated Subordinated                                    4,050    4,442        .08
Capital Income Securities 8.375% 2027
Zurich Capital Trust I Capital Securities 8.376% 2037 (2)                               10,000   11,178        .19
                                                                                              --------- ---------
                                                                                                144,784       2.46
                                                                                              --------- ---------
Real Estate - 0.83%
CarrAmerica Realty Corp. 6.875% 2008                                                     5,000    4,763        .08
EOP Operating LP 6.625% 2005                                                             4,500    4,411
EOP Operating LP 7.25% 2018                                                              2,000    1,889        .11
ERP Operating LP 7.95% 2002                                                              1,500    1,556        .03
Irvine Apartment Communities, LP 7.00% 2007                                              5,000    4,543        .08
Irvine Co. 7.46% 2006 (2) (6)                                                            2,500    2,330        .04
ProLogis Trust 7.05% 2006                                                                4,000    3,903
ProLogis Trust (formerly Security Capital Industrial Trust) 7.875% 2009                  5,000    4,999        .15
Shopping Center Associates 6.75% 2004 (2)                                                5,000    4,941        .08
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (2) (5)                                17,000   15,659        .26
                                                                                              --------- ---------
                                                                                                 48,994        .83
                                                                                              --------- ---------
Collateralized Mortgage/Asset-Backed Obligations (3) - 3.68%
Asset-Backed Securities Investment Trust, Series 1997-D, 6.79% 2003                      2,479    2,482        .04
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                                       811      812        .01
Chase Commercial Mortgage Securities Corp., pass-through certificates,
Series 1998-2, Class A-2, 6.39% 2030                                                     6,000    6,179
Chase Commercial Mortgage Securities Corp., pass-through certificates,
 Series 1998-2, Class E, 6.39% 2030                                                      2,500    2,168        .15
Chase Manhattan Credit Card Master Trust, Series 1996-4, Class A, 6.73% 2003             7,000    7,028        .12
ComEd Transitional Funding Trust, Transitional Funding Trust
Notes, Series 1998, Class A-6, 5.63% 2009                                                7,500    7,445        .13
Commercial Mortgage Acceptance Corp., Series 1998-C1, Class A-1, 6.23% 2007              4,883    4,977        .09
CS First Boston Mortgage Securities Corp., Series 1998-C1,                               3,385    3,454        .06
Class A-1A, 6.26% 2040
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A1A, 7.40% 2006 (2)                2,714    2,846
DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A1B, 7.29% 2021 (2)                6,000    6,320
DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A1B, 6.85% 2027 (2)                6,000    6,191        .27
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                               9,602    9,672        .16
Class A-1,  6.22% 2031
FIRSTPLUS Home Loan Owner Trust, Series 1997-1, Class A-6, 6.95% 2015                   12,500   12,624        .21
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                               3,926    4,024
Class A1, 6.83% 2003
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                               5,000    5,297        .16
Class A3, 6.869% 2007
Green Tree Financial Corp., pass-through certificates,                                  10,000   10,125        .17
Series 1995-9, Class A-5, 6.80% 2027
Grupo Financiero Banamex Accival, SA de CV 0% 2002 (2)                                   3,593    3,181        .05
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
certificates, Series 1996-C3, Class A-1, 7.33% 2028                                      4,593    4,804        .08
MBNA Master Credit Card Trust, Series 1998-E, Class C, 6.60% 2010 (2)                    2,500    2,479        .04
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured
Housing Contract, Series 1995-C2, Class A-1, 7.189% 2021 (4)                             2,868    2,915
Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,                                  7,000    7,295        .17
Class  A-3, 7.062% 2025 (4)
Morgan Stanley Capital I Inc., Series 1998-WF1, Class A-1, 6.25% 2007                   25,135   25,535
Morgan Stanley Capital I Inc., mortgage pass-through                                     4,958    4,958
certificates, Series 1998-1, 6.75% 2013
Morgan Stanley Capital I Inc., Series 1998-HF2, Class A-2, 6.48% 2030                   10,000   10,381        .69
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030 (4)               14,244   14,389        .25
Norwest Asset Securities Corp., Series 1998-8, Class A-1, 6.50% 2013                     4,608    4,622
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014                   14,350   14,330        .32
PNC Mortgage Securities Corp., Series 1998-10, 6.50% 2028 (2)                            5,990    5,828        .10
Sears Credit Account Master Trust II, Series 1998-2, Class A, 5.25% 2008                 8,500    8,327        .14
Structured Asset Securities Corp., pass-through certificates,
Series 1998-RF2, Class A, 8.572% 2022 (2)(4)                                            12,020   12,908
Structured Asset Securities Corp., pass-through certificates,
Series 1996-CFL, Class A1C, 5.944% 2028 (4)                                              2,728    2,722        .27
                                                                                              --------- ---------
                                                                                                216,318       3.68
                                                                                              --------- ---------
Governments (excluding U.S. Government) and
Governmental Authorities - 0.09%
Canadian Government 4.25% 2026 (7)                                                       7,847    5,219        .09
                                                                                              --------- ---------
Federal Agency Obligations - Mortgage Pass-Throughs (3) - 2.20%
Fannie Mae 6.00%-12.00% 2008-2028                                                      127,347  130,015       2.21
Freddie Mac 7.50%-10.00% 2008-2024                                                      12,786   13,555        .23
Government National Mortgage Assn:
 7.00%-11.00% 2009-2026                                                                103,058  106,807
 6.875%-7.00% 2022-2023 (4)                                                              8,953    9,098       1.97
                                                                                              --------- ---------
                                                                                                259,475       4.41
                                                                                              --------- ---------
Federal Agenncy Obligations - Other  - 0.09%
Fannie Mae, Series 1997-28, Class C, 7.00% 2027                                          5,000    5,002        .09
                                                                                              --------- ---------

 U.S. Treasury Obligations - 12.74%
 5.50% February 2000                                                                    50,000   50,469        .86
 7.125% February 2000                                                                   45,000   46,209        .79
 8.75% August 2000                                                                       7,500    7,972        .13
 14.25% February 2002                                                                    2,000    2,547        .04
 6.50% May 2002                                                                         70,000   73,905       1.26
 3.625% July 2002 (7)                                                                   87,017   86,436       1.47
 10.75% February 2003                                                                    7,300    8,924        .15
 10.75% May 2003                                                                         5,000    6,170        .10
 11.125% August 2003                                                                     8,500   10,727        .18
 11.875% November 2003                                                                  15,000   19,577        .33
 7.25% May 2004                                                                         58,670   65,756       1.12
 7.25% August 2004                                                                      25,000   28,105        .48
 6.50% May 2005                                                                         60,000   65,756       1.12
 7.00% July 2006                                                                        50,000   56,929        .97
 3.375% January 2007 (7)                                                                 5,175    5,001        .08
 3.625% January 2008 (7)                                                                50,753   49,849        .85
 10.375% November 2009                                                                  15,000   19,158        .33
 10.00% May 2010                                                                         2,000    2,553        .04
 10.375% November 2012                                                                  42,000   57,947        .99
 7.25% May 2016                                                                         10,000   12,114        .21
 7.50% November 2016                                                                     3,000    3,727        .06
 8.875% August 2017                                                                     44,675   62,929       1.07
 7.875% February 2021                                                                    5,000    6,576        .11
                                                                                              --------- ---------
                                                                                                749,336      12.74
                                                                                              --------- ---------

Total Bond & Notes                                                                            1,790,246      30.44
                                                                                              --------- ---------

Short-Term Securities
--------------------------------------------

Corporate Short-Term Notes - 9.18%
American Express Credit Corp. 5.03%-5.12% due 1/5-2/1/99                                22,900   22,834        .39
Atlantic Richfield Co. 4.81%-5.06% due 2/9-2/16/99 (2)                                  45,000   44,731        .76
Walt Disney Co. 4.95%-5.25% due 1/12-1/14/99                                            55,100   55,004        .94
Duke University 5.25% due 1/7/99                                                        24,500   24,475        .42
Eastman Kodak Co. 5.07%-5.13% due 1/21-2/2/99                                           53,600   53,397        .91
Ford Motor Credit Co. 5.04%-5.16% due 1/11-1/15/99                                      26,100   26,050        .44
General Motors Acceptance Corp. 5.10%-5.18% due 1/6-1/20/99                             35,900   35,837        .61
H.J. Heinz Co. 5.07%-5.08% due 1/22-1/27/99                                             39,000   38,857        .66
IBM Credit Corp. 5.15%-5.25% due 1/8-1/11/99                                            29,500   29,457        .50
International Lease Finance Corp. 5.02%-5.32% due 1/5-1/19/99                           32,700   32,640        .55
Lucent Technologies Inc. 5.08%-5.15% due 1/29-2/3/99                                    59,800   59,528       1.01
Motorola, Inc. 5.08% due 1/28/99                                                        26,128   26,024        .44
National Rural Utilities Cooperative Finance Corp. 5.00%-5.03% due 1/8-1/19/99          39,000   38,926        .66
SBC Communications Inc. 5.00%-5.25% due 1/4-1/19/99 (2)                                 52,300   52,220        .89
                                                                                              --------- ---------
                                                                                                539,980       9.18
                                                                                              --------- ---------

Federal Agency Short-Term Obligations - 1.28%
Freddie Mac 4.983%-5.08% due 1/25-3/19/99                                               75,600   75,189       1.28
                                                                                              --------- ---------

Total Short-Term Securities                                                                     615,169      10.46
                                                                                              --------- ---------

Total Investment Securities (cost $5,178,488,000)                                             5,898,709     100.29

Excess of payables over cash and receivables                                                     17,312        .29
                                                                                              --------- ---------

Net Assets                                                                                    5,881,397     100.00
                                                                                              ========= =========


(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
 Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rates may change periodically.
(5) Step bond; coupon rate will increase at a later date.
(6) Valued under procedures established by the Board of Directors.
(7) Index-linked bond whose principal amount moves with a government retail price index.
See Notes to Financial Statements

ADR = American Depositary Receipts

American Balanced Fund

Equity securities added to the portfolio since June 30, 1998

Allegheny Teledyne
American Stores
Apartment Investment and Management
Central and South West
Corning
Crown Cork & Seal
Deere
First Data
GTE
Household International
IKON Office Solutions
Mallinckrodt
Monsanto
Morton International
NIKE
Nissan Motor
J.C. Penney
Schlumberger
Stanley Works
United Technologies
Valero Energy
Washington Mutual
Witco


Equity securities eliminated from the portfolio since June 30, 1998

Columbia/HCA Healthcare
Fannie Mae
J.P. Morgan
PP & L Resources
Royal Dutch Petroleum
Telefonaktiebolaget LM Ericsson
Texaco
Thorn
Union Pacific
Wal-Mart Stores
Wells Fargo



American Balanced Fund
Financial Statements
-------------------------------------------------------------  ------------
Statement of Assets and Liabilities                             (dollars in
at December 31, 1998                                             thousands)
-------------------------------------------------------------  ------------
Assets:
Investment securities at market
 (cost: $5,178,488)                                              $5,898,709
Cash                                                                    979
Receivables for -
 Sales of investments                                   $ 456
 Sales of fund's shares                                10,869
 Dividends and accrued interest                        32,819        44,144
                                             ----------------  ------------
                                                                  5,943,832
Liabilities:
Payables for -
 Purchases of investments                              30,322
 Repurchases of fund's shares                          29,259
 Management services                                    1,429
 Accrued expenses                                       1,425        62,435
                                             ----------------  ------------
Net Assets at December 31, 1998 -
 Equivalent to $15.76 per share on
 373,247,005 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                              $5,881,397
                                                               ============

Statement of Operations
for the year ended December 31, 1998                            (dollars in
                                                                 thousands)
-------------------------------------------------------------  ------------
Investment Income:
Income:
 Dividends                                           $ 78,334
 Interest                                             153,400     $ 231,734
                                             ----------------
Expenses:
 Management services fee                               16,104
 Distribution expenses                                 13,816
 Transfer agent fee                                     3,440
 Reports to shareholders                                  156
 Registration statement and prospectus                    408
 Postage, stationery and supplies                         618
 Directors' fees                                           86
 Auditing and legal fees                                   44
 Custodian fee                                            101
 Taxes other than federal
  income tax                                                2
 Other expenses                                            68        34,843
                                             ----------------  ------------
 Net investment income                                              196,891
                                                               ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   455,951
Change in unrealized appreciation on
 investments:
 Beginning of year                                    794,613
 End of year                                          720,225       (74,388)
                                             ----------------  ------------
 Net realized gain and change in unrealized
  appreciation on investments                                       381,563
                                                               ------------
Net Increase in Net Assets Resulting
 from Operations                                                   $578,454
                                                               ============
See Notes to Financial Statements


-------------------------------------------------------------  ------------
Statement of Changes in Net Assets

                                                  (dollars in    thousands)
                                                  December 31
                                                         1998          1997
-------------------------------------------------------------  ------------
Operations:
Net investment income                             $   196,891   $   170,421
Net realized gain on investments                      455,951       371,017
Net change in unrealized appreciation
 on investments                                       (74,388)      315,174
                                             ----------------  ------------
 Net increase in net assets
  resulting from operations                           578,454       856,612
                                             ----------------  ------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                 (191,659)     (161,568)
Distributions from net realized gain on
 investments                                         (366,100)     (386,924)
                                             ----------------  ------------
 Total dividends and distributions                   (557,759)     (548,492)
                                             ----------------  ------------

Capital Share Transactions:
Proceeds from shares sold: 87,886,110
 and 78,721,605 shares, respectively                1,414,201     1,234,939
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 34,076,376 and 33,541,362 shares,
 respectively                                         531,997       521,713
Cost of shares repurchased: 69,903,643
 and 61,953,439 shares, respectively               (1,121,345)     (970,176)
                                             ----------------  ------------

 Net increase in net assets resulting from
  capital share transactions                          824,853       786,476
                                             ----------------  ------------

Total Increase in Net Assets                          845,548     1,094,596

Net Assets:
Beginning of year                                   5,035,849     3,941,253
                                             ----------------  ------------
End of year (including undistributed net
 investment income: $30,440 and $25,214,           $5,881,397    $5,035,849
 respectively)                               ================  ============



See Notes to Financial Statements

 AMERICAN BALANCED FUND
 Notes to Financial Statements

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - American Balanced Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2 FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $720,221,000, of which $891,992,000 related to appreciated securities and $171,771,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $5,178,488,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $16,104,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.262% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.255% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.25% of such assets in excess of $10.5 billion.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1998, distribution expenses under the Plan were limited to $13,816,000. Had no limitation been in effect, the fund would have paid $13,926,000 in distribution expenses under the Plan. As of December 31, 1998, accrued and unpaid distribution expenses were $1,075,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,369,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,440,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $353,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,031,269,000 and $2,543,166,000, respectively, during the year ended December 31, 1998.

 As of December 31, 1998, accumulated undistributed net realized gain on investments was $78,559,000 and additional paid-in capital was $4,678,926,000. The fund reclassified $6,000 and $37,043,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31,1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $101,000 includes $56,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios                 Year Ended
                                          December 31
                                                  1998       1997        1996      1995     1994
Net Asset Value, Beginning of Year             $15.68     $14.55      $14.15    $12.00    $12.57
                                          ----------- ----------  ---------- --------- ---------
 Income From Investment Operations:
  Net investment income                          $.56       $.58        $.57      $.57      $.57
  Net gains or losses on securities (both
   realized and unrealized)                     $1.13      $2.41       $1.24     $2.61     ($.53)
                                          ----------- ----------  ---------- --------- ---------
   Total from investment operations              1.69       2.99        1.81      3.18       .04
                                          -----------  --------- ----------- --------- ---------
 Less Distributions:
  Dividends (from net investment income)         (.56)      (.56)       (.56)     (.56)     (.56)
  Distributions (from capital gains)            (1.05)     (1.30)       (.85)     (.47)     (.05)
                                          -----------  --------- ----------- --------- ---------
   Total distributions                          (1.61)     (1.86)      (1.41)    (1.03)     (.61)
                                          -----------  ---------  ---------- --------- ---------
Net Asset Value, End of Year                   $15.76     $15.68      $14.55    $14.15    $12.00
                                           ==========   ========    ========   =======   =======

Total Return (1)                                11.13%     21.04%      13.17%    27.13%      .34%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)         $5,881     $5,036      $3,941    $3,048    $2,082
 Ratio of expenses to average net assets          .63%       .65%        .67%      .67%      .68%
 Ratio of net income to average net asset        3.57%      3.74%       4.01%     4.38%     4.76%
 Portfolio turnover rate                        54.05%     44.01%      43.85%    39.03%    32.05%

(1)  Excludes maximum sales charge of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "fund"), including the investment portfolio, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1999


 AMERICAN BALANCED FUND

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders           Payment Date            From Net           From Net              From Net
of Record                                         Investment         Realized Short-       Realized Long-
                                                  Income             term Gains            term Gains

February 13,1998          February 17, 1998       .14                -                     0.08

May 22, 1998              May 26, 1998            .14                -                     -

August 14, 1998           August 17, 1998         .14                -                     -

December 21, 1998         December 22, 1998       .14                -                     0.97


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 18% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




[The American Funds Group(r)]

AMERICAN BALANCED FUND

BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

LEONADE D. JONES, Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

ROBERT G. O'DONNELL, San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President, Keck Graduate Institute of
Applied Life Sciences

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF, Princeton, New Jersey
Private investor; lecturer, Department of Molecular
Biology, Princeton University; corporate director

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

J. DALE HARVEY, Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA WG/CG/3911
Lit. No. AMBAL-011-0299